EXHIBIT 10

Consents of Independent Auditors and Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in Post-Effective Amendment No. 4 to Registration Statement No. 333-206889 of Ameritas Variable Separate Account VA-2 on Form N-4 of our report dated March 22, 2019, relating to the statutory basis financial statements of Ameritas Life Insurance Corp., appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading "Services" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
April 24, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in Post-Effective Amendment No. 4 to Registration Statement No. 333-206889 of Ameritas Variable Separate Account VA-2 on Form N-4 of our report dated March 15, 2019, relating to the financial statements and financial highlights of the subaccounts of Ameritas Variable Separate Account VA-2, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the heading “Services” in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
April 24, 2019